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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15 OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 27, 2005

                               HEALTHEXTRAS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                     0-31014              52-2181356
(State or other Jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)          Identification No.)

               800 KING FARM BOULEVARD, ROCKVILLE, MARYLAND 20850
                    (Address of principal executive offices)

                                 (301) 548-2900
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-25(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                ------------------------------------------

         As stated in Item 7.01 of this Form 8-K, Registrant has accelerated, effective December 31, 2005, the vesting of outstanding unvested stock options. This action accelerated the vesting of options awarded to executive officers to purchase a total of 481,250 shares of common stock of the Registrant, with exercise prices ranging from $2.42 to $15.96 and with a weighted average exercise price of $8.31. Of note, 400,000, or 83%, of these options were already scheduled to vest during the first six months of 2006.

         Messrs. David Blair, Chief Executive Officer and Michael Donovan, Chief Financial Officer have agreed not to sell any shares underlying their accelerated options earlier than the originally scheduled vesting dates of such options.

ITEM 7.01       REGULATION FD DISCLOSURE
                ------------------------

         On December 27, 2005, the Registrant accelerated, effective December 31, 2005, the vesting of outstanding stock options under its 1999 Stock Option Plan, its 2000 Stock Option Plan and its 2003 Equity Incentive Plan. For information regarding the acceleration of vesting with respect to executive officers, see Item 1.01 of this Form 8-K.

         The acceleration of vesting was undertaken so that compensation expense that the Registrant would otherwise be required to recognize with respect to these unvested stock options upon adopting Financial Accounting Standards Board Statement No. 123 (Revised 2004), "Share-Based Payment" ("SFAS 123R") will not be reported in future periods. The Registrant is adopting SFAS 123R effective January 1, 2006. Once SFAS 123R is adopted, the Registrant will be required to recognize compensation expense associated with unvested stock options in the Registrant's consolidated statement of operations.

         As a result of the acceleration, 1.1 million stock options will become exercisable, with exercise prices ranging from $2.42 to $16.51 and a weighted average exercise price of $8.64.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   December 30, 2005                       By: /s/ Michael P. Donovan
                                                     ---------------------------
                                                     Michael P. Donovan
                                                     Chief Financial Officer and
                                                     Chief Accounting Officer


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